Exhibit 10.3

SECOND AMENDMENT
TO PURCHASE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AGREEMENT (“Amendment”) is entered into to be effective as of December 21, 2006, between BEHRINGER HARVARD NORTHPOINT I LP, a Texas limited partnership (“Seller”), and MEDICAL EDGE HEALTHCARE GROUP, INC., a Texas corporation (“Purchaser”).

RECITALS:

A.            Seller and Purchaser entered into that certain Purchase Agreement, dated as of November 3, 2006 for the purchase and sale of certain real and personal property, more particularly described therein, as amended by a First Amendment to Purchase Agreement dated as of November 13, 2006 (the “Agreement”).

B.            Seller and Purchaser now desire to amend and clarify certain terms, provisions and obligations set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT:

1.             Defined Terms. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Agreement.

2.             Inspection Period.  The Inspection Period is extended to and shall expire on December 27, 2007 at 5 pm, Dallas, Texas time.

3.             Effect of Amendment.  This Amendment modifies and amends the Agreement and the terms and provisions hereof shall supersede and control over any contrary or conflicting terms and provisions set forth in the Agreement. The Agreement, as amended by this Amendment, remains in full force and effect.

4.             Counterparts.  To facilitate execution of this Amendment, this Amendment may be executed in multiple counterparts, each of which, when assembled to include an original signature for each party contemplated to sign this Amendment, will constitute a complete and fully executed original.  All such fully executed original counterparts will collectively constitute a single agreement.

5.             Facsimile Signatures.  In order to expedite the transaction contemplated herein, telecopied or facsimile signatures may be used in place of original signatures on this Amendment.  Seller and Purchaser intend to be bound by the signatures on the telecopied document, are aware that the other party will rely on the telecopied signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature.

6.             Headings.  The headings of the various paragraphs of this Amendment have been inserted only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Amendment, or be used in any manner in the interpretation of this Amendment.

[signatures appear on following page]

IN WITNESS WHEREOF, this Amendment is effective as of the date first above written.

SELLER:

BEHRINGER HARVARD NORTHPOINT I LP, a Texas limited partnership

By:	Behringer Harvard Northpoint I GP, LLC, a Texas limited liability company, its General Partner

By:
Name:
Title:

PURCHASER:

MEDICAL EDGE HEALTHCARE GROUP, INC., a Texas corporation

By:
Name:
Title:

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